UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 07, 2022

Joby Aviation, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2155 DELAWARE AVENUE SUITE #225
SANTA CRUZ, California		95060
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 831 426-3733

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	The New York Stock Exchange
Warrants to purchase common stock	JOBY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Equity Awards

On January 7, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Joby Aviation, Inc. (the “Company”) approved the grant of 265,604 restricted stock units (“RSUs”) under the Company’s 2021 Incentive Award Plan to Matthew Field, the Company’s Chief Financial Officer.

On January 10, 2022, the Board approved the grant of 996,016 RSUs to JoeBen Bevirt, the Company’s Chief Executive Officer.

The RSUs will vest over four years, beginning on January 1, 2022, with an aggregate of 40% of the RSUs vesting quarterly during the first year and an aggregate of 20% of the RSUs vesting quarterly during each subsequent year, subject to the holder’s continued employment with the Company through such vesting date.

Amendment of Performance Equity Award Program Target

As previously disclosed, on December 16, 2021, the Board adopted a performance equity award program for calendar year 2022 (the “Program”). All employees of the Company, including the Company’s named executive officers, are eligible to participate in the Program. Under the Program, upon and subject to the Company’s achievement of certain operational, manufacturing and business goals in 2022, each employee of the Company will be granted one or more awards of RSUs under the Company’s 2021 Incentive Award Plan having a value equal to a percentage of the employee’s annual salary. Any RSUs that are granted under the Program in calendar year 2022 will vest in full on January 1, 2023, subject to the holder’s continued employment with the Company through such date.

On January 7, 2022, the Committee adjusted the target value of the RSU award to be made under the Program to Justin Lang, the Company’s Head of Partnerships and Corporate Strategy, from $200,000 to $400,000. Maximum achievement of all goals under the Program would result in an RSU award that is one-third greater than the target value.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	January 12, 2022	By:	/s/ Matt Field
		Name: Title:	Matt Filed Chief Financial Officer